                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


 Date of report (Date of earliest event reported):              April 20, 2000




                         EDUCATION LOANS INCORPORATED

                           ________________________
            (Exact name of registrant as specified in its charter)


           Delaware                           333-85963                          91-1819974
(State or other jurisdiction of              (Commission                      (I.R.S. Employer
incorporation or organization)               File Number)                     Identification No.)


105 First Avenue Southwest, Aberdeen, South Dakota                                  57401
           (Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:               (605) 622-4400


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 1.        Changes in Control of Registrant.

               Not Applicable.


Item 2.        Acquisition or Disposition of Assets.
               Not Applicable.


Item 3.        Bankruptcy or Receivership.
               Not Applicable.


Item 4.        Changes in Registrant's Certifying Accountant.
               Not Applicable.


Item 5.        Other Events.


               Pursuant to the Servicing and Administration Agreement, dated as of December 1, 1999 (the "Agreement"), among Education Loans Incorporated, as Issuer (the "Issuer"), Student Loan Finance Corporation, as Servicer and Administrator (the "Servicer"), and U.S. Bank National Association, as Trustee (the "Trustee"), the Servicer delivered to the Trustee the statement required by
               Section 5.23 of the Indenture and Section 21 of the Agreement, which statement is being filed as Exhibit 99.1 to this Form 8-K, and based thereon the Trustee is required to make distributions to the holders of the Issuer's Student Loan Asset-Backed Notes, Series 1999-1.


Item 6.        Resignation of Registrant's Directors.
               Not Applicable.
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Item 7.        Financial Statements and Exhibits.

      (c)      Exhibits

               The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.



               Exhibit No.                                    Description

               99.1 Servicing Report, dated March 31, 2000, delivered to the Trustee.


Item 8.        Change in Fiscal Year.

               Not Applicable.


Item 9.        Sales of Equity Securities Pursuant to Regulation S.

               Not Applicable.



Signature

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.



Date:   April 20, 2000

                               EDUCATION LOANS INCORPORATED


                               By       /s/  A. Norgrin Sanderson
                                  --------------------------------
                                  A. Norgrin Sanderson
                                  President
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                                 EXHIBIT INDEX
                                 -------------


Exhibit                  Description of Exhibit
-------                  ----------------------


  99.1 Servicing Report, dated March 31, 2000, delivered to the Trustee.